UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2004

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      0-20028              77-0214673
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On November 9, 2004, Valence Technology, Inc. filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, attaching as Exhibit 10.1 to the Form 10-Q the Equity Line of Credit between Carl Berg and Valence, dated June 11, 2004. However, the exhibit is not being exhibited on EDGAR in a readable format. Valence has refiled the exhibit as Exhibit 10.1 to this Current Report on Form 8-K in order to provide a copy in readable format.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO. DESCRIPTION

10.1 Equity Line of Credit between Carl Berg and Valence Technology, Inc., dated June 11, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.



                                           /s/ Kevin W. Mischnick
Date:   November 11, 2004                  -----------------------------
                                           Name:  Kevin W. Mischnick
                                           Title: Vice President of Finance and
                                                  Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

10.1 Equity Line of Credit between Carl Berg and Valence Technology, Inc., dated June 11, 2004.